UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2022

Date of reporting period: March 31, 2022

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Semi-Annual Report	March 31, 2022

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund’s Form N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-791-4226; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

Dear Shareholder,

Your Fund’s performance was -15.65% (Institutional Shares) and -15.82% (Retail Shares) for the six-months ended March 31, 2022. The performance of the S&P 500 Growth Index was +3.63% and the S&P 500 Index (TR) was +5.92% in the same period. Looking at the trailing twelve-months ending March 31, 2022, the Fund appreciated by +0.45% (Institutional Shares) and +0.05% (Retail Shares). In the same trailing twelve-month period, the S&P 500 Growth Index was +18.16% and the S&P 500 Index (TR) was +15.65%.

To state the obvious, we are disappointed in the recent performance but remain committed to delivering for our clients over the long term as we have in the past. In addition to the broader market rotation away from growth to value stocks, Edgewood has been further hurt by certain idiosyncratic company issues (which we will expound on below) as well as our relative underweight in mega-cap companies (in particular, Apple and Google). On the latter issue, Edgewood has an intentional strategic bet that emergent winners will prospectively outperform yesterday’s winners over the medium/long-term; unfortunately in the near-term, the market’s “flight to safety” drives capital to today’s incumbents which hurts our relative performance. Though this has been painful recently, Edgewood continues to believe this strategy that has served us so well historically continues to be the right bet to make.

The top contributors were NVIDIA Corp., CME Group Inc., Microsoft Corp., ASML Holding N.V.* and IHS Markit Ltd*.

Nvidia continues on its path of transforming from a niche supplier of video gaming semiconductor chips to powering the computing industry’s adoption of Artificial Intelligence. All existing digital services are currently being re-architected to have “machine intelligence”, and Nvidia’s Graphical Processing Unit (“GPU”) is a critical component of this transition. CME benefits from increased financial market volatility: after a long period of time where interest rate and commodity markets have been benign, tightening global central bank policies, macroeconomic uncertainty and geopolitical instability have all reinvigorated demand for derivative hedging. Microsoft continues to execute well on a large scale, underpinned by its position as one of the two largest providers of cloud computing infrastructure. Information technology is now a key production input for any enterprise, and therefore one that businesses are compelled to keep investing in despite any macroeconomic clouds.

Edgewood’s top detractors for the six months were PayPal Holdings Inc., Snap Inc., Netflix Inc., Meta Platforms Inc. and Align Technology Inc. Before we elaborate on company-specific commentary, we wanted to make some over-arching observations. Firstly, you’ll notice that all five detractors are exposed to end consumer spending.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

We do not believe this is a coincidence, and rather, this is directly connected to the distortion in consumer spending created by the Covid-19 pandemic and the resultant accommodative fiscal/monetary stimuli. Secondly, all five stocks were reassigned as per the Edgewood research process; after an in-depth reassessment we made the decision to sell PayPal and Meta (indeed, we reallocated these proceeds to companies who sell into businesses rather than end consumers and therefore might experience more demand resiliency, such as ASML and ServiceNow) while we continue to own Snap, Netflix and Align. PayPal still embodies a high-quality business model (two-sided network economy), but we have lost confidence in management’s execution as product innovation at the company materially lags competitors. In somewhat of an affirmation of our view, the long-time CFO who we greatly admire also recently resigned to become the CFO of Walmart. Meta similarly continues to be a high-quality business model, but is facing a new threat from the well-funded TikTok which has a highly overlapping use case. Moreover, Meta continues to invest $10B/ annum in the “metaverse” and this is an initiative that will not achieve commercial viability for many years to come. Snap was impacted by changes in Apple’s policy as to how digital marketers can track user behavior on the iPhone; what gives us continued confidence in Snap is that the company was able to make progress faster than expected on preserving Return on Investment for digital marketers while delivering ads to users in a privacy-safe way. Netflix has been challenged in growing their subscriber base in the last two quarters due to both company-specific (bloated content strategy, delays in new monetization initiatives) and exogenous (decline in Smart TV sales as a result of Covid pull-forward) factors. We expect that Netflix will be able to re-accelerate revenue growth as recently announced initiatives such as charging for multi-home usage as well as a lower-priced advertising tier are launched soon. Finally, Align is disproportionately hurt by Covid-shutdowns in China and general worldwide macroeconomic uncertainty, as international expansion is meaningfully important to the company’s growth and the fact that clear aligners represent an expensive discretionary consumer purchase. We remain confident in Align’s leadership in digital dentistry and expect growth to revert to trendline once these macroeconomic factors normalize over the medium-term.

While we reiterate our disappointment in Edgewood’s recent performance, in the same spirit we are highly energized by the investment opportunity set that exists in front of us. In other times of underperformance in the Fund’s history, we have used periods of market dislocation to enhance the portfolio by being able to buy great businesses that were hitherto out of valuation reach – we are hopeful 2022 will be no different. We remain resolute in our systematic approach to investing, where we expend significant time to conduct in-depth original research and make decisions collectively as a team. We are confident that this will continue to serve us well.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

We are grateful to our clients for their continued trust in Edgewood, and are available to speak at any time should you have any further questions.

Sincerely,

Edgewood Management

* Please note ASML position initiated in February 2022 and IHS Markit completed its merger with S&P Global in February 2022.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including loss of principal. The Edgewood Growth Fund is a non-diversified fund. There can be no assurance that the Fund will achieve its stated objectives.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

Definition of Comparative Indices

The S&P 500 Growth Index is a market capitalization weighted index consisting of those stocks within the S&P 500 Index that exhibit strong growth characteristics.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “S&P 500” is one of the most widely used benchmarks of U.S. equity performance.

Performance Through March 31, 2022

Fund	Ticker	Three Months	One Year	Five Years*	Ten Years*	Since Inception*
Edgewood Growth Fund, Institutional Shares	EGFIX	(17.54)%	0.45%	18.80%	17.21%	12.66%
Edgewood Growth Fund, Retail Shares	EGFFX	(17.61)%	0.05%	18.33%	16.83%	12.30%

* Annualized

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, please call 800-791-4226. Expense ratios are: Institutional class 1.00% (net); 1.04% (gross); Retail class 1.40% (net); 1.44% (gross) as of the prospectus dated January 28, 2022. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding an amount equal to the management fees payable to the Adviser through January 31, 2023. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Retail Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to an amount equal to the sum of the management fees, and, to the extent incurred, distribution (12b-1) fees and shareholder servicing fees, until January 31, 2023. The Inception date of the Fund is February 28, 2006.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.8%

	Shares	Value

BUSINESS SERVICES — 7.4%
Visa Inc., Cl A (A)	9,216,510	$2,043,945,423

COMMUNICATION SERVICES — 13.3%
Match Group Inc.* (A)	9,148,557	994,814,088
Netflix Inc.*	2,976,601	1,115,004,969
Snap Inc., Cl A*(A)	43,525,296	1,566,475,403

		3,676,294,460

CONSUMER STAPLES — 3.6%
The Estée Lauder Companies Inc., Cl A	3,703,081	1,008,423,018

CONSUMER DISCRETIONARY — 11.1%
Amazon.com Inc.*	277,431	904,411,188
Chipotle Mexican Grill Inc., Cl A*	689,458	1,090,743,240
Nike Inc., Cl B	8,055,752	1,083,981,989

		3,079,136,417

FINANCIALS — 8.8%
CME Group Inc., Cl A	5,107,621	1,214,898,731
S&P Global Inc. (A)	3,007,743	1,233,716,024

		2,448,614,755

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — 19.9%
Align Technology Inc.*	2,400,642	$1,046,679,912
Danaher Corp.	4,451,130	1,305,649,963
Illumina Inc.*	4,781,612	1,670,695,232
Intuitive Surgical Inc.*	4,911,310	1,481,644,001

		5,504,669,108

INFORMATION TECHNOLOGY** — 27.2%
Adobe Inc.*	2,928,160	1,334,128,259
ASML Holding NV	1,290,798	862,162,708
Intuit Inc.	2,682,891	1,290,041,309
Microsoft Corp.	4,534,970	1,398,176,601
NVIDIA Corp.	6,643,526	1,812,752,504
ServiceNow Inc.*	1,487,860	828,574,355

		7,525,835,736

REAL ESTATE — 6.5%
American Tower Corp., Cl A‡	5,035,768	1,265,085,637
Equinix Inc. ‡	716,605	531,448,600

		1,796,534,237

TOTAL COMMON STOCK (Cost $15,851,467,583)		27,083,453,154

SHORT-TERM INVESTMENTS — 5.7%

Fidelity Institutional Money Market Funds - Government Portfolio, Cl I, 0.010%(B)	461,984,877	461,984,877

Mount Vernon Liquid Assets Portfolio, LLC, 0.010%(B)(C)	1,114,216,229	1,114,216,229

TOTAL Short-Term Investments

(Cost $1,576,201,106)		1,576,201,106

TOTAL INVESTMENTS — 103.5% (Cost $17,427,668,689)		$28,659,654,260

Percentages are based on Net Assets of $27,694,374,966.
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

‡	Real Estate Investment Trust (REIT)
(A)	This security or a partial position of this security is on loan at March 31, 2022. The total market value of securities on loan at March 31, 2022 was $1,091,957,375.
(B)	The rate reported is the 7-day effective yield as of March 31, 2022.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 10).

Cl — Class

As of March 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value* (Cost $17,427,668,689)	$28,659,654,260
Receivable for Capital Shares Sold	95,711,550
Receivable for Investment Securities Sold	84,858,146
Dividends Receivable	3,679,317
Receivable due from Adviser	431,766
Prepaid Expenses	304,206

Total Assets	28,844,639,245

Liabilities:
Payable upon Return of Securities Loaned	1,114,216,229
Payable for Capital Shares Redeemed	21,825,823
Payable due to Adviser	11,522,697
Payable due to Shareholder Servicing Agent (Retail Shares)	553,762
Payable due to Administrator	425,942
Distribution Fees Payable (Retail Shares)	349,507
Payable due to Trustees	6,268
Chief Compliance Officer Fees Payable	1,772
Other Accrued Expenses	1,362,279

Total Liabilities	1,150,264,279

Net Assets	$27,694,374,966

Net Assets Consist of:
Paid-in Capital	$14,722,748,990
Total Distributable Earnings	12,971,625,976

$27,694,374,966

Net Asset Value, Offering and Redemption Price Per Share-Institutional Shares ($26,971,367,623 ÷ 540,733,443 shares)	$49.88

Net Asset Value, Offering and Redemption Price Per Share-Retail Shares ($723,007,343 ÷ 15,423,404 shares)	$46.88

* Includes Market Value of Securities on loan of $1,091,957,375.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND FOR THE SIX MONTHS ENDED
MARCH 31, 2022 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$74,473,396
Income from Securities Lending	389,699

Total Investment Income	74,863,095

Expenses
Investment Advisory Fees	153,594,600
Administration Fees	2,867,484
Distribution Fees (Retail Shares)	1,091,540
Shareholder Servicing Fees (Retail Shares)	654,927
Trustees’ Fees	13,843
Chief Compliance Officer Fees	3,907
Transfer Agent Fees	892,605
Printing Fees	516,899
Custodian Fees	271,008
Registration Fees	209,553
Professional Fees	26,179
Insurance and Other Expenses	79,504

Total Expenses	160,222,049

Less:
Waiver of Investment Advisory Fees*	(4,882,901)
Fees Paid Indirectly**	(9,082)

Net Expenses	155,330,066

Net Investment Loss	(80,466,971)

Net Realized Gain on Investments	2,188,268,786
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,212,502,642)

Net Realized and Unrealized Loss on Investments	(5,024,233,856)

Net Decrease in Net Assets Resulting from Operations	$(5,104,700,827)

*	See Note 5 in Notes to Financial Statements

**	See Note 4 in Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2022 (Unaudited)	Period Ended September 30, 2021†	Year Ended October 31, 2020
Operations:
Net Investment Loss	$(80,466,971)	$(139,983,543)	$(82,877,911)
Net Realized Gain on Investments	2,188,268,786	1,812,382,687	1,654,995,025
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,212,502,642)	7,137,018,100	4,401,778,993

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,104,700,827)	8,809,417,244	5,973,896,107

Distributions
Institutional Shares	(1,772,781,896)	(1,465,045,373)	(46,958,367)
Retail Shares	(56,757,914)	(40,808,179)	(1,316,802)

Total Distributions	(1,829,539,810)	(1,505,853,552)	(48,275,169)

Capital Share Transactions:(1)
Institutional Shares
Issued	4,581,532,127	5,918,287,851	6,724,744,638
Reinvestment of Distributions	1,615,352,031	1,122,781,656	37,031,937
Redeemed	(4,014,869,629)	(6,153,726,776)	(4,436,969,540)

Net Institutional Shares Transactions	2,182,014,529	887,342,731	2,324,807,035

Retail Shares
Issued	162,155,272	371,033,476	262,893,758
Reinvestment of Distributions	46,507,999	33,720,039	1,168,703
Redeemed	(217,956,738)	(245,692,468)	(212,528,304)

Net Retail Shares Transactions	(9,293,467)	159,061,047	51,534,157

Net Increase in Net Assets from Share Transactions	2,172,721,062	1,046,403,778	2,376,341,192

Total Increase (Decrease) in Net Assets	(4,761,519,575)	8,349,967,470	8,301,962,130

Net Assets:
Beginning of Period	32,455,894,541	24,105,927,071	15,803,964,941

End of Period	$27,694,374,966	$32,455,894,541	$24,105,927,071

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
†

For the period November 1, 2020 to September 30, 2021. Effective February 24, 2021, the Edgewood Growth Fund changed its fiscal year end to September 30 (See Note 1 in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period or Year

	Institutional Shares
	Six Months Ended March 31, 2022 (Unaudited)		Period Ended September 30, 2021^	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Asset Value, Beginning of Period	$62.57		$48.33	$36.09	$32.56	$29.35	$22.41

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.15)		(0.27)	(0.17)	(0.10)	(0.11)	(0.09)
Net Realized and Unrealized Gain (Loss)	(9.05)		17.51	12.52	5.06	3.70	7.51

Total from Operations	(9.20)		17.24	12.35	4.96	3.59	7.42

Dividends and Distributions:
Net Investment Income	(0.00)	*	—	—	—	—	—
Net Realized Gain	(3.49)		(3.00)	(0.11)	(1.43)	(0.38)	(0.48)

Total Dividends and Distributions	(3.49)		(3.00)	(0.11)	(1.43)	(0.38)	(0.48)

Net Asset Value, End of Period	$49.88		$62.57	$48.33	$36.09	$32.56	$29.35

Total Return†	(15.65%)		36.99%	34.30%	16.43%	12.37%	33.75%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$26,971,368		$31,517,529	$23,508,881	$15,393,594	$12,789,768	$10,290,880
Ratio of Expenses to Average Net Assets	1.00%**		1.00%**	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.03%**		1.04%**	1.04%	1.05%	1.06%	1.07%
Ratio of Net Investment Loss to Average Net Assets	(0.51)%**		(0.51)%**	(0.41)%	(0.30)%	(0.32)%	(0.36)%
Portfolio Turnover Rate	18%***		14%***	24%	25%	19%	13%

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Calculated using average shares.
*	Amount represents less than $0.01 per share.
**	Annualized
***	Not Annualized
^

For the period November 1, 2020 to September 30, 2021. Effective February 24, 2021, the Edgewood Growth Fund changed its fiscal year end to September 30 (See Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period or Year

	Retail Shares
	Six Months Ended March 31, 2022 (Unaudited)	Period Ended September 30, 2021^	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Asset Value, Beginning of Period	$59.13	$45.98	$34.48	$31.30	$28.33	$21.74

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.25)	(0.45)	(0.32)	(0.22)	(0.23)	(0.19)
Net Realized and Unrealized Gain (Loss)	(8.51)	16.60	11.93	4.83	3.58	7.26

Total from Operations	(8.76)	16.15	11.61	4.61	3.35	7.07

Dividends and Distributions:
Net Investment Income	—	—	—	—	—	—
Net Realized Gain	(3.49)	(3.00)	(0.11)	(1.43)	(0.38)	(0.48)

Total Dividends and Distributions	(3.49)	(3.00)	(0.11)	(1.43)	(0.38)	(0.48)

Net Asset Value, End of Period	$46.88	$59.13	$45.98	$34.48	$31.30	$28.33

Total Return†	(15.82%)	36.48%	33.75%	15.96%	11.97%	33.17%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$723,007	$938,366	$597,046	$410,371	$429,537	$508,244
Ratio of Expenses to Average Net Assets	1.40%*	1.40%*	1.40%	1.40%	1.40%	1.40%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.43%*	1.44%*	1.44%	1.45%	1.46%	1.47%
Ratio of Net Investment Loss to Average Net Assets	(0.91)%*	(0.91)%*	(0.80)%	(0.68)%	(0.73)%	(0.75)%
Portfolio Turnover Rate	18%**	14%**	24%	25%	19%	13%

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Calculated using average shares.
*	Annualized
**	Not Annualized
^

For the period November 1, 2020 to September 30, 2021. Effective February 24, 2021, the Edgewood Growth Fund changed its fiscal year end to September 30 (See Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

NOTES TO THE FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 39 funds. The financial statements herein are those of the Edgewood Growth Fund (the “Fund”) which offers two classes of shares: Institutional Shares and Retail Shares. The Fund is non-diversified and its investment objective is to provide long-term growth of capital. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

Effective February 24, 2021, the Fund changed its fiscal year end to September 30. The previous fiscal year end was October 31.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Fund’s Fair Value Procedures until an independent source can be secured.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of March 31, 2022, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speed, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended March 31, 2022, there have been no significant changes to the Fund’s fair value methodologies.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

Investments in REITs — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements — The Fund may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker’s custodian bank. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

counterparty. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time of the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that are of comparable quality to securities that are rated in the highest category by an NRSRO, as determined by the Adviser. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization and/or retention of the collateral by the Fund may be delayed or limited. As of March 31, 2022, the Fund did not have any open repurchase agreements.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2022, the Fund did not have a liability for any interest or penalties related to unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended March 31, 2022, the Fund did not incur any interest or penalties.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses, and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by the Fund.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended March 31, 2022, the Fund incurred $2,867,484 for these services.

The Fund has adopted the Distribution Plan (the “Plan”) for the Retail Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Retail Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Shares of the Fund.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”) for the Retail Shares. Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Retail Shares, subject to the arrangement for provision of shareholder and administrative services. For the six months ended March 31, 2022, the Fund’s Retail Shares incurred $654,927 of shareholder servicing fees, an effective rate of 0.15%.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. For the six months ended

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

March 31, 2022, the Fund earned cash management credits of $9,082 which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Edgewood Management LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid twice per month at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep the Institutional Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding an amount equal to the management fees payable to the Adviser through January 31, 2023. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep the Retail Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to an amount equal to the sum of the management fees, and, to the extent incurred, distribution (12b-1) fees and shareholder servicing fees, until January 31, 2023. Refer to “Waiver of Investment Advisory Fees” on the Statement of Operations for fees waived for the six months ended March 31, 2022. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. At March 31, 2022, there were no previously waived and reimbursed fees subject to recoupment.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

6.	Share Transactions:

	Six Months Ended March 31, 2022 (Unaudited)	Period Ended September 30, 2021*	Year Ended October 31, 2020
Share Transactions:
Institutional Shares
Issued	81,829,449	103,936,256	166,165,794
Reinvested	26,886,685	21,750,904	966,387
Redeemed	(71,681,583)	(108,391,304)	(107,251,462)

Net Institutional Shares Transactions	37,034,551	17,295,856	59,880,719

	Six Months Ended March 31, 2022 (Unaudited)	Period Ended September 30, 2021*	Year Ended October 31, 2020
Share Transactions:
Retail Shares
Issued	2,967,866	6,797,328	6,591,208
Reinvested	822,714	689,149	31,949
Redeemed	(4,235,950)	(4,602,227)	(5,541,625)

Net Retail Shares Transactions	(445,370)	2,884,250	1,081,532

Total Net Increase in Share Transactions	36,589,181	20,180,106	60,962,251

* For the period from November 1, 2020 to September 30, 2021.

7.	Investment Transactions:

For the six months ended March 31, 2022, the Fund made purchases of $5,720,381,270 and sales of $5,497,859,167 of investment securities other than long-term U.S. Government and short-term securities. The Fund had no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences primarily consist of reclassification of long

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

term capital gain distribution on REITs and net operating loss offset against short term capital gains. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of September 30, 2021 is primarily related to deemed distributions due to shareholder redemptions that have been reclassified to (from) the following accounts.:

Paid-in Capital	Distributable Earnings (Loss)
$131,902,553	$(131,902,553)

The tax character of dividends and distributions declared during the period/fiscal years ended September 30, 2021, October 31, 2020 and October 31, 2019 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2021	$232,876,098	$1,272,977,454	$1,505,853,552
2020	$—	$48,275,169	$48,275,169
2019	$53,085,171	$519,503,487	$572,588,658

As of September 30, 2021, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$79,454,385
Undistributed Long-Term Capital Gain	1,426,902,138
Other Temporary Differences	2
Unrealized Appreciation	18,399,510,088

Total Net Distributable Earnings	$19,905,866,613

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at March 31, 2022 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$17,427,668,689	$11,644,381,270	$(412,395,699)	$11,231,985,571

9.	Concentration/Risks:

The Fund’s investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Non-Diversification Risk – The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Small– and Medium-Capitalization Company Risk – To the extent that the Fund invests in small- and medium-capitalization companies, the Fund may be subject to additional risk. The small- and medium-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk – When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although American Depositary Receipts (“ADRs”) are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

Investment Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Cyber Security Risk – The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. Cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede redemptions, subject the Fund to regulatory fines or financial losses, and cause reputational damage. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests.

10.	Loans of Portfolio Securities:

The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be (i) cash collateral, which may be converted into collateral investments upon the direction of the Fund, and any proceeds derived therefrom, (ii) securities issued or guaranteed by the United States Government or its agencies, or (iii) irrevocable bank letters of credit issued by a person other than the borrower or an affiliate thereof, or equivalent obligation denominated in United States dollars. As of March 31, 2022, the cash collateral received is $1,114,216,229 which was used to purchase short-term investments. It is the Fund’s policy to obtain additional collateral from or return

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. The securities lending agent (U.S. Bank National Association) and the Fund may pay a part of the interest earned from the investment of collateral in the form of a premium. The Fund records securities lending income net of such allocations. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. In the event of default, the Fund may use the collateral received to offset the position on the loan not returned by the borrower. As of March 31, 2022, the Fund had securities on loan with a market value of $1,091,957,375.

11.	Other:

At March 31, 2022, 33% of Institutional and 76% of Retail total shares outstanding were held by 2 and 4 record shareholders, respectively, each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders. In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, as of March 31, 2022 no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period October 1, 2021 to March 31, 2022).

The table on the next page illustrates your Fund’s costs in two ways.

●

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

●

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads), and redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 10/01/21	Ending Account Value 3/31/22	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return
Institutional Shares	$1,000	$843.50	1.00%	$4.60
Retail Shares	1,000	841.80	1.40	6.43

Hypothetical 5% Return
Institutional Shares	$1,000	$1,019.95	1.00%	$5.04
Retail Shares	1,000	1,017.95	1.40	7.04

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal..

A Board meeting was held on February 22, 2022 to decide whether to renew the Agreement for an additional one-year term (the “February Meeting”). The February Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the February Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the February Meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the February Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (continued)

procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the February Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the February Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fundrenewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (continued)

regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND March 31, 2022 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (continued)

any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Edgewood Growth Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-800-791-4226

Investment Adviser:

Edgewood Management LLC

600 Steamboat Road, Suite 103

Greenwich, Connecticut 06830-7181

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

EMC-SA-001-1700

This information must be preceded or accompanied by a current prospectus for the Fund.

EMC-SA-001-1700

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: June 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie,
President

Date: June 8, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: June 8, 2022